Summary Prospectus Supplement	February 1, 2016

Putnam Global Income Trust
Summary Prospectus dated February 28, 2015

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Michael Salm and Paul Scanlon.

Mr. Scanlon joined the portfolio team for the fund in January 2016 and is Co-Head of Fixed Income.

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